SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 30, 2003

INVITROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25317	33-0373077

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 Faraday Avenue, Carlsbad, CA	92008

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

Not Applicable

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

     On May 30, 2003, Invitrogen Corporation (“Invitrogen”) announced the appointment of Gregory T. Lucier as its President and Chief Executive Officer. Mr. Lucier also has been appointed to Invitrogen’s Board of Directors. Mr. Lucier has succeeded James R. Glynn as President and Chief Executive Officer, and Mr. Glynn has resigned as Chief Executive Officer, President and Chief Operating Officer concurrent with the appointment of Mr. Lucier. Mr. Glynn will serve as Chief Executive Officer Emeritus until June 30, 2003, and will remain on Invitrogen’s Board of Directors.

     A copy of the press release announcing appointment of Mr. Lucier as President and Chief Executive Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit	Description

99.1	Press Release, dated May 30, 2003, announcing appointment of Mr. Lucier as President and Chief Executive Officer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invitrogen Corporation

Date: May 30, 2003	By:	/s/ John A. Cottingham John A. Cottingham Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated May 30, 2003, announcing appointment of Mr. Lucier as President and Chief Executive Officer.